[LOGO]

Dreyfus Strategic Income

200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940

Further information is contained
in the Prospectus, which must
precede or accompany this report.

Printed  in U.S.A.  031AR9510

[LOGO] Dreyfus

Strategic
Income
Annual Report

October 31, 1995

[ART]

Letter to Shareholders

Dear Shareholder:

     We are pleased to provide you with this report on Dreyfus Strategic Income. For its fiscal year ended October 31, 1995, your Fund produced a total return of 17.57%.* Dividends paid from net investment income amounted to approximately $.928 per share, representing a distribution rate per share of 6.53% based on the October 31, 1995 closing net asset value. There were no capital gain distributions paid to shareholders this year.

THE ECONOMY

     Concerns about lagging economic growth prompted the Federal Reserve to ease the Fed Funds rate in July. This was the first indication that the Fed was moving away from its long-standing policy dedicated to wringing inflation out of the economy. The bond market has been well ahead of the Federal Reserve in determining that inflation is, in fact, under control. Long-term interest rates have fallen during the past 12 months and, accordingly, many bond investors have enjoyed significant capital gains. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.

     During times of business uncertainty, attention often shifts to the consumer sector of the economy, especially the consumer's ability to spend. And here there are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew at under 3% over the past year, not even keeping pace with inflation. An additional consumer concern: new job creation is at the slowest pace of the post-World War II era. And recent retail sales reports were the weakest since June 1991 when the economy was in recession. Also, there is worry that the coming Holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.

     Yet, we believe there are also significant signs of continued growth. Despite the above indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity continue to surge, providing substantial fuel for economic growth. Business investment in durable equipment when calculated as a percentage of Gross Domestic Product (GDP) is at a 35-year high with no sign of letup. No wonder industrial production is booming. And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.

MARKET ENVIRONMENT

     The bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there is a good chance that the Fed will ease further. We believe this indicates a rather favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low and we are wary that the bond market strength may be counting too much on continued improvement on the price front. Thus, while we remain nearly fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

     THE PORTFOLIO

     Dreyfus Strategic Income ranked sixth among 62 funds on a total rate of return basis in the Lipper General Bond Fund Category for the one-year period ended October 31, 1995, placing your Fund in the top ten percent of this universe.

     Throughout most of the year, we have tried to improve the credit quality of the Fund's portfolio securities. The average quality is now AA- as measured by Standard & Poor's Corporation, an improvement from the year-ago rating of A- .** We eliminated all South American debt prior to the collapse of the Mexican peso last December. Foreign holdings in the Fund were reduced from 14.8% to 0.4% of the portfolio. Since we believed that interest rates would decline during 1995, we increased holdings in the banking sector (from 6.5% to 19.7%) and in the financial sector (from 17% to 24.2%).

     The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.

     Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                        Very truly yours,

                                        /s/ Garitt A. Kono

                                        Garitt A. Kono
                                        Portfolio Manager

November 15, 1995
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** Standard & Poor's ratings are based on an analysis of several factors, including, but not limited to, the credit quality of the investment within the portfolio, diversification of assets, management, liquidity and investment practice. S&P ratings are subject to change.

Dreyfus Strategic Income                                        October 31, 1995
--------------------------------------------------------------------------------



                             [GRAPH APPEARS HERE]

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                          IN DREYFUS STRATEGIC INCOME
                  AND THE MERRILL LYNCH DOMESTIC MASTER INDEX
                                     Merrill Lynch
Measurement period                  Domestic Master     Dreyfus Strategic
(Fiscal year Covered)                    Index               Income
---------------------               ---------------     -----------------
Measurement PT -
10/3/86                                $ 10,000             $ 10,000

FYE 10/31/86                           $ 10,141             $ 10,040
FYE 10/31/87                           $ 10,360             $ 10,215
FYE 10/31/88                           $ 11,543             $ 11,922
FYE 10/31/89                           $ 12,891             $ 13,524
FYE 10/31/90                           $ 13,711             $ 13,703
FYE 10/31/91                           $ 15,867             $ 16,298
FYE 10/31/92                           $ 17,479             $ 18,358
FYE 10/31/93                           $ 19,580             $ 21,650
FYE 10/31/94                           $ 18,871             $ 20,039
FYE 10/31/95                           $ 21,853             $ 23,560

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.


Average Annual Total Returns
--------------------------------------------------------------------------------
      One Year Ended     Five Years Ended   From Inception (10/3/86)
     October 31, 1995    October 31, 1995     to October 31, 1995
     ----------------    ----------------   ------------------------
          17.57%               11.42%                 9.90%


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Strategic Income on October 3, 1986 (Inception Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date. For comparative purposes, the value of the Index on 9/30/86 is used as the beginning value on 10/3/86. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in debt securities of domestic and foreign issuers. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities, $200 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Statement of Investments                                        October 31, 1995

                                                                            Principal
Bonds and Notes--97.7%                                                        Amount              Value
---------------------                                                       ---------           -------
Banking--19.7%  ABN AMRO Bank N.V.,
                  Sub. Notes, 7 1/4%, 2005........................       $   4,000,000        $  4,159,772
                Bank of New York,
                  Sub. Notes, 8 1/2%, 2004........................           5,000,000           5,627,670
                BankAmerica, Sub. Notes:
                  9.70%, 2000.....................................           5,000,000           5,689,685
                  6 3/4%, 2005....................................           5,000,000           4,987,500
                Chemical Banking,
                  Sub. Deb., 7 7/8%, 2006.........................          15,000,000          16,277,100
                First Chicago,
                  Sub. Notes, 11 1/4%, 2001.......................           3,500,000           4,242,774
                Fleet Financial Group,
                  Sub. Notes, 8 1/8%, 2004........................           6,000,000           6,537,636
                Manufacturers and Traders Trust,
                  Sub. Notes, 7%, 2005............................           4,000,000           4,052,268
                Midland Bank plc,
                  Sub. Notes, 8 5/8%, 2004........................           5,000,000           5,604,815
                NCNB,
                  Sub. Notes, 9 3/8%, 2009........................           5,000,000           6,014,395
                                                                                                ----------
                                                                                                63,193,615
                                                                                                ----------
Consumer--7.4%  News America Holdings (Gtd. by News):
                  Sr. Deb., 9 1/4%, 2013..........................           5,000,000           5,812,400
                  Sr. Notes, 8 1/2%, 2005.........................           5,000,000           5,492,705
                Time Warner Entertainment, L.P.,
                  Sr. Deb., 8 3/8%, 2023..........................          12,000,000          12,429,768
                                                                                                ----------
                                                                                                23,734,873
                                                                                                ----------
Finance--24.2%  Associates Corp. of North America:
                  Medium-Term Sr. Notes,
                    Ser. G, 8 1/4%, 2004..........................           5,000,000           5,521,820
                  Sr. Notes, 7 7/8%, 2001.........................           5,000,000           5,366,215
                Avco Financial Services,
                  Sr. Notes, 6.35%, 2000..........................           3,000,000           3,003,264
                Commercial Credit:
                  Deb., 10%, 2009.................................           1,000,000           1,274,215
                  Notes, 7 3/4%, 2005.............................           4,000,000           4,293,116
                Dean Witter, Discover & Co.,
                  Floating Rate Notes, 6 1/4% 2000................           2,000,000(a)        2,023,846
                Dresdner Bank AG,
                  Sub. Notes, 6 5/8%, 2005........................           4,000,000           4,016,088
                Ford Motor Credit:
                  Medium-Term Notes, 9.03%, 2009..................           5,000,000           5,717,195
                  Notes:
                    6 1/4%, 2000..................................           5,000,000           4,975,000
                    7 3/4%, 2005..................................           6,000,000           6,427,848
                General Electric Capital:
                  Deb., 8 1/2%, 2008..............................           4,000,000           4,635,560
                  Global Medium-Term Notes,
                    Ser. A, 7.84%, 1997...........................           3,000,000           3,071,022

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

                                                                                     Principal
Bonds and Notes (continued)                                                           Amount                Value
---------------------------                                                          -----------           -------
Finance (continued) General Motors Acceptance:
                       Medium-Term Notes:
                          7 1/2%, 5/23/2000.................................       $   5,000,000        $  5,219,750
                          7 1/2%, 7/24/2000.................................           5,000,000           5,224,795
                        Notes, 8 3/4%, 1997.................................           3,000,000(b)        3,430,713
                    Household Finance,
                        Notes, 7.65%, 2007..................................           5,000,000           5,350,335
                    McDonnell Douglas Finance,
                        Medium-Term Notes, 9.90%, 2000......................           2,000,000           2,103,390
                    U.S. Leasing International,
                        Medium-Term Notes, Ser. A, 9.88%, 2001..............           5,000,000           5,756,250
                                                                                                        ------------
                                                                                                          77,410,422
                                                                                                        ------------
Industrial--12.0%    Archer-Daniels-Midland,
                       Deb., 10 1/4%, 2006..................................           1,400,000           1,779,025
                    Cincinnati Milacron,
                       Notes, 8 3/8%, 2004..................................           5,000,000           5,168,750
                    du Pont (E.I.) de Nemours and Co.,
                       Deb., 8 1/4%, 2022...................................           3,000,000           3,266,679
                    Eli Lilly and Co.,
                       Notes, 7 1/8%, 2025.................................            4,000,000           4,120,360
                    Emerson Electric,
                       Notes, 6.30%, 2005..................................            1,000,000             992,694
                    Harnischfeger Industries,
                       Deb., 8.90%, 2022...................................            1,000,000           1,176,492
                    Motorola,
                       Deb., 7 1/2%, 2025..................................            5,000,000           5,363,740
                    Phillips Petroleum, Notes:
                       9 3/8%, 2011........................................            4,000,000           4,844,852
                       8.86%, 2022.........................................            5,000,000           5,593,345
                    Raytheon,
                       Notes, 6 1/2%, 2005.................................            4,000,000           4,001,460
                    Union Carbide,
                       Deb., 8 3/4%, 2022..................................            2,000,000           2,219,014
                                                                                                        ------------
                                                                                                          38,526,411
                                                                                                        ------------
Insurance--6.4%      NAC Re,
                       Notes, 8%, 1999.....................................            2,000,000           2,089,324
                    New York Life Insurance,
                       Surplus Notes, 7 1/2%, 2023.........................            5,000,000(c)        4,873,500
                    Orion Capital,
                       Sr. Notes, 9 1/8%, 2002.............................            3,000,000           3,333,354
                    Reliastar Financial,
                       Notes, 6 5/8%, 2003.................................            5,000,000           4,895,760
                    SunAmerica,
                       Notes, 9%, 1999.....................................            5,000,000           5,362,345
                                                                                                         ------------
                                                                                                          20,554,283
                                                                                                        ------------

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Statement of Investments (continued)                            October 31, 1995

                                                                                       Principal
Bonds and Notes (continued)                                                              Amount             Value
---------------------------                                                            ---------           -------

        Oil and Gas--.4%  Maxus Energy,
                           Sinking Fund Deb., 11 1/4%, 2013..................        $    254,000        $    256,540
                         Occidental Petroleum,
                           Sr. Deb., 11 3/4%, 2011...........................           1,000,000           1,067,439
                                                                                                          -----------
                                                                                                            1,323,979
                                                                                                          -----------

         Utilities--3.5%  AT&T,
                           Deb., 8.35%, 2025.................................           5,000,000           5,519,730
                         National Rural Utilities Cooperative Finance,
                           Collateral Trust Bonds, Ser. V, 9%, 2021..........           5,000,000           5,688,885
                                                                                                          ------------
                                                                                                           11,208,615
                                                                                                          ------------

            Foreign--.4%  Province of Newfoundland,
                           Sinking Fund Deb., 10%, 2020......................           1,000,000           1,284,490
                                                                                                          ------------


             Other--5.0%  Chemical Master Credit Card Trust I,
                           Floating Rate Asset Backed Ctfs.,
                           Ser. 1995-1, Cl. A, 5.995%, 2001..................          10,000,000(a)       10,000,000
                         Chevy Chase Master Credit Card Trust,
                           Floating Rate Asset Backed Ctfs.,
                           Ser. 1994-5, Cl. A, 6.085%, 2001..................           5,000,000(a)        5,000,500
                         Rural Electric Cooperative Grantor Trust Ctfs.
                           (Soyland), 9.70%, 2017............................           1,000,000           1,093,905
                                                                                                          ------------
                                                                                                           16,094,405
                                                                                                          ------------

     U.S. Government
     and Agencies--18.7%  Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation Ctfs.,
                           Ser. 1166, Cl. 1166-PG, 8%, 2020..................           4,699,313           4,776,100
                         Government National Mortgage Association 1:
                           7%, 7/15/2023.....................................           9,495,298           9,444,783
                           7 1/2%, 10/15/2023................................          10,484,292          10,638,202
                           7 1/2%, 5/15/2024.................................           4,858,735           4,930,061
                           8%, 8/15/2024.....................................           9,778,128          10,077,535
                           8%, 9/15/2024.....................................          12,416,920          12,797,127
                         U.S. Treasury Bonds:
                           8 7/8%, 2/15/2019.................................           3,000,000           3,871,875
                           6 7/8%, 8/15/2025.................................           3,000,000           3,215,157
                                                                                                         ------------
                                                                                                           59,750,840
                                                                                                         ------------
                         TOTAL BONDS AND NOTES
                           (cost $298,617,777)...............................                            $313,081,933
                                                                                                         ============


Dreyfus Strategic Income

Statement of Investments (continued)                            October 31, 1995

                                                                   Principal
Short-Term Investment--.3%                                           Amount           Value
-------------------------                                          ---------          -----
           Time Deposit;  Chemical Bank (London),
                            5 7/8%, 11/1/1995
                            (cost $1,043,000)..........       $     1,043,000      $  1,043,000
                                                                                   ============
TOTAL INVESTMENTS (cost $299,660,777)..................                98.0%       $314,124,933
                                                                      ======       ============
CASH AND RECEIVABLES (NET).............................                 2.0%       $  6,219,990
                                                                      ======       ============
NET ASSETS.............................................               100.0%       $320,344,923
                                                                      ======       ============


Notes to Statement of Investments:
(a)  Variable rate security-interest rate subject to periodic change.
(b) Security is subject to repurchase by the issuer at the option of the holder. Final maturity is 7/15/2005.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, this security amounted to $4,873,500 or 1.5% of net assets.


                      See notes to financial statements.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995

ASSETS:
    Investments in securities, at value
    (cost $299,660,777)-see statement..............................                 $ 314,124,933
    Cash...........................................................                       320,744
    Receivable for investment securities sold......................                     7,317,822
    Interest receivable............................................                     5,089,704
    Receivable for shares of Beneficial Interest subscribed........                         2,982
    Prepaid expenses...............................................                        24,106
                                                                                    -------------
                                                                                      326,880,291
LIABILITIES:
     Due to The Dreyfus Corporation................................   $   222,321
     Due to Distributor............................................         8,735
     Payable for investment securities purchased...................     5,968,600
     Payable for shares of Beneficial Interest redeemed............       197,082
     Accrued expenses..............................................       138,630       6,535,368
                                                                      -----------   -------------
NET ASSETS.........................................................                 $ 320,344,923
                                                                                    =============
REPRESENTED BY:
  Paid-in capital..................................................                 $ 328,172,689
  Accumulated net realized (loss) on investments and foreign
    currency transactions..........................................                   (22,291,922)
  Accumulated net unrealized appreciation on investments-Note 4....                    14,464,156
                                                                                    -------------
NET ASSETS at value applicable to 22,520,160 shares outstanding
  (unlimited number of $.001 par value shares of Beneficial
  Interest authorized).............................................                 $ 320,344,923
                                                                                    =============
NET ASSET VALUE, offering and redemption price per share
  ($320,344,923/22,520,160)........................................                        $14.22
                                                                                          =======

                      See notes to financial statements.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Statement of Operations                              year ended October 31, 1995

INVESTMENT INCOME:...............................................
  Interest Income                                                                     $  25,027,801
  Expenses:
    Management fee--Note 3(a)....................................    $ 1,898,849
    Shareholder servicing costs--Note 3(b,c).....................      1,164,077
    Professional fees............................................         56,492
    Custodian fees                                                        52,900
    Trustees' fees and expenses--Note 3(d).......................         41,846
    Registration fees............................................         35,965
    Prospectus and shareholders' reports--Note 3(b)..............         25,461
    Miscellaneous                                                         16,526
                                                                     -----------
       Total Expenses                                                                     3,292,116
                                                                                      -------------
       INVESTMENT INCOME--NET....................................                        21,735,685

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency
     transactions--Note 4........................................    $ (8,706,304)
    Net unrealized appreciation on investments and foreign
     currency transactions.......................................      38,489,861
                                                                     ------------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                    29,783,557
                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  51,519,242
                                                                                      =============

                      See notes to financial statements.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Year Ended October 31,
                                                                                         ----------------------
                                                                                         1994              1995
                                                                                         ----              ----
OPERATIONS:
     Investment income--net.............................................            $   24,598,056      $  21,735,685
     Net realized (loss) on investments and foreign currency
      transactions.....................................................                (13,631,198)        (8,706,304)
     Net unrealized appreciation (depreciation) on investments and
      foreign currency transactions for the year.......................                (39,799,142)        38,489,861
                                                                                    --------------      -------------
     Net Increase (Decrease) In Net Assets Resulting From Operations...                (28,832,284)        51,519,242
                                                                                    --------------      -------------
DIVIDENDS TO SHAREHOLDERS:
     From investment income--net........................................               (24,598,056)       (21,735,685)
     From net realized gain on investments.............................                 (9,045,367)                 -
     In excess of net realized gain on investments.....................                   (122,223)                 -
                                                                                    --------------      -------------
     Total Dividends...................................................                (33,765,646)       (21,735,685)
                                                                                    --------------      -------------
BENEFICIAL INTEREST TRANSACTIONS:
     Net proceeds from shares sold.....................................                 90,796,927         17,545,801
     Dividends reinvested..............................................                 25,835,418         15,878,061
     Cost of shares redeemed...........................................               (107,007,060)       (65,349,244)
                                                                                    --------------      -------------
     Increase (Decrease) In Net Assets From Beneficial Interest
      Transactions.....................................................                  9,625,285        (31,925,382)
                                                                                    --------------      -------------

     Total (Decrease) In Net Assets....................................                (52,972,645)        (2,141,825)

NET ASSETS:
     Beginning of year.................................................                375,459,393        322,486,748
                                                                                    --------------      -------------
     End of year.......................................................           $    322,486,748      $ 320,344,923
                                                                                    ==============      =============

                                                                                        Shares             Shares
                                                                                        ------             ------
CAPITAL SHARE TRANSACTIONS:
     Shares sold.......................................................                  6,360,200          1,300,295
     Shares issued for dividends reinvested............................                  1,842,973          1,172,881
     Shares redeemed...................................................                 (7,743,228)        (4,864,735)
                                                                                    --------------      -------------
     Net Increase (Decrease) In Shares Outstanding.....................                    459,945         (2,391,559)
                                                                                    ==============      =============

                      See notes to financial statements.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                  Year Ended October 31,
                                      --------------------------------------------
PER SHARE DATA:                       1991     1992      1993      1994       1995
                                      ----     ----      ----      ----       ----
     Net asset value,
      beginning of
      year.......................    $12.35   $13.44   $  14.02   $ 15.36    $ 12.95
                                     ------   ------   --------   -------    -------
     Investment Operations:
     Investment income--net......      1.16     1.07       1.01       .95        .93
     Net realized and
      unrealized gain (loss)
      on investments and
      foreign currency
      transactions...............      1.09      .58       1.41     (2.04)      1.27
                                     ------   ------   --------   -------     ------
       Total from Investment
        Operations...............      2.25     1.65       2.42     (1.09)      2.20
                                     ------   ------    -------   -------    -------
     Distributions:
     Dividends from
      investment income--net.....     (1.16)   (1.07)     (1.01)     (.95)      (.93)
     Dividends from net
      realized gain on
      investments................         -        -       (.07)     (.37)         -
     Dividends in excess
      of net realized
      gain on investments........         -        -          -         -          -
                                     ------   ------    -------   -------    -------
       Total Distributions.......     (1.16)   (1.07)     (1.08)    (1.32)      (.93)
                                     ------   ------    -------   -------    -------
     Net asset value, end
      of year....................    $13.44   $14.02   $  15.36  $ 12.95    $ 14.22
                                     ======   ======   ========  ========    =======
TOTAL INVESTMENT RETURN(1).......     18.94%   12.64%     17.93%    (7.44%)    17.57%

RATIOS/SUPPLEMENTAL DATA:
     Ratio of operating
      expenses to average
      net assets.................       .72%     .85%       .84%      .94%      1.04%
     Ratio of interest
      expense to average
      net assets.................       .15%       -          -         -          -
     Ratio of net
      investment income to
      average
      net assets.................      8.93%    7.58%      6.83%     6.84%      6.87%
     Decrease reflected in
      above expense ratios
      due to undertakings
      by the Manager
     (limited to the
      expense limitation
      provision of the
      management
      agreement).................       .78%     .40%       .24%      .11%         -
     Portfolio Turnover
      Rate.......................     16.08%   72.82%    118.38%   161.35%    176.59%
     Net Assets, end
      of year (000's
      Omitted)...................  $ 57,336 $149,801   $375,459  $322,487   $320,345


----------
(1) Exclusive of sales load.

                      See notes to financial statements.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary, of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

     Effective July 24, 1995, all Fund shares are being offered at net asset value without a sales load.

     (a) Portfolio valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Strategic Income
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

     (d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     The Fund has an unused capital loss carryover of approximately $22,352,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, $13,753,000 of the carryover expires in fiscal 2002, and $8,599,000 expires in fiscal 2003.

NOTE 2--Bank Line of Credit:

     In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.

     There were no borrowings during the year ended October 31, 1995.

NOTE 3-Management Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates interest on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended October 31, 1995.

     Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $542,812 during the period from November 1, 1994 through July 23, 1995 from commissions earned on sales of Fund shares.

     (b) Prior to July 24, 1995, the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under

Dreyfus Strategic Income
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the Act, provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pay the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus paid Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period from November 1, 1994 through July 23, 1995, $580,600 was charged to the Fund pursuant to the Plan.

     (c) Effective July 24, 1995, the Fund has adopted a Shareholder Services Plan. Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period from July 24, 1995 through October 31, 1995, $217,598 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.

     (d) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended October 31, 1995, amounted to $525,457,173 and $525,623,147, respectively.

     At October 31, 1995, accumulated net unrealized appreciation on investments was $14,464,156, consisting of $15,661,770 gross unrealized appreciation and $1,197,614 gross unrealized depreciation.

     At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Strategic Income
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Strategic Income

     We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Income, including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Income at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                                        /s/ Ernst & Young LLP


New York, New York
December 4, 1995